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                                                                  Exhibit 10.272

                                                 Allstate Life Insurance Company
                                                      Loan No. 122495 and 122496

                               INDEMNITY GUARANTY

        THIS INDEMNITY GUARANTY (the "Guaranty") is executed and delivered as of July 21, 2004, by TOWSON CIRCLE LLC, a Maryland limited liability limited company ("Guarantor") to and for the benefit of ALLSTATE LIFE INSURANCE COMPANY, an Illinois insurance corporation ("Lender").

                                    RECITALS

        A. Inland Towson SPE, L.L.C., a Delaware limited liability company ("Borrower"), an affiliate of Guarantor, is indebted to Lender for a loan in the amount of NINETEEN MILLION ONE HUNDRED NINETY SEVEN THOUSAND FIVE HUNDRED DOLLARS ($19,197,500) (the "Loan") as evidenced by (i) Mortgage Note A ("Note A") of even date herewith, made by Borrower in the amount of $15,647,500 and with a maturity date of July 1, 2009, and (ii) Mortgage Note B ("Note B, and together with Note A, the "Note" or the "Notes") of even date herewith, made by Borrower in the amount of $3,550,000 and with a maturity date of August 1, 2005. Full repayment of the Note is secured by this Guaranty.

        B. This Guaranty is secured by, INTER ALIA, (a) an Fee and Leasehold Indemnity Deed of Trust, Assignment of Leases, Rents and Contracts, Security Agreement and Fixture Filing (the "Deed of Trust"), of even date herewith, from Guarantor, as grantor, to Edward A. Bloom and Lawrence M. Prosen, as trustee, in favor of Lender, as beneficiary, covering certain real property, the improvements thereon and certain personal property situated in the County of Baltimore, State of Maryland, and described in the Deed of Trust (the "Property"), and (b) those certain instruments of indebtedness and security described as "Related Agreements" in the Deed of Trust. This Guaranty, the Note, the Deed of Trust, and the Related Agreements referred to in the Deed of Trust are sometimes collectively referred to as the "Loan Documents."

        C. Guarantor is the sole member of Borrower and will derive substantial direct and indirect benefits by reason of Lender making the Loan.

        D. To induce Lender to make the Loan and to grant such other accommodations to Borrower as Lender may deem appropriate, and with full knowledge that the Loan and any such other accommodations would not be made unless Guarantor executes and delivers this Guaranty, the Deed of Trust and the other Loan Documents, Guarantor has agreed with Lender to guarantee the payment of the sums specified herein.

                                   AGREEMENTS

        NOW, THEREFORE, in consideration of, and as a material inducement to, Lender making the Loan to Borrower and granting to Borrower such other accommodations as Lender may deem appropriate, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Guarantor hereby covenants to and agrees with Lender as follows:

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        1.      INCORPORATION OF RECITALS. The foregoing Recitals are hereby incorporated in this Guaranty and made a part hereof by this reference.

        2. GUARANTEED OBLIGATIONS. Guarantor hereby absolutely guarantees to Lender and shall stand as surety for the due and punctual payment (and not merely collection), when due and/or at maturity, whether by acceleration or otherwise, and at all times thereafter, of each of the following (hereinafter referred to collectively as the "Guaranteed Obligations"):

        (a) principal, interest, late charges, costs, expenses (including reasonable attorneys' fees) and all other charges or advancements due or to become due (whether by acceleration or otherwise) in respect of the Note and/or under the Deed of Trust or any of the other Loan Documents;

        (b) all sums relating to the Loan which may be or may become secured by the lien of the Deed of Trust, and the due and punctual payment of all taxes, assessments and insurance premiums, and all other sums and charges required by, and the due and punctual performance and observance by Borrower of all of the terms, covenants and conditions of the Note, whether according to the present terms thereof, at any earlier or accelerated date or dates as provided therein, or pursuant to any extension of time or to any change or changes in the terms, covenants and conditions thereof, now or at any time hereafter made or granted by Lender; and

        (c) the payment of all other sums which may be advanced by or otherwise be due to Lender under any provision of the Deed of Trust or under any of the other Loan Documents, with interest thereon at the rate provided herein or therein;

        (d) the performance of each and every covenant and agreement of Guarantor or Borrower contained (1) in any note evidencing a Future Advance (as defined in the Deed of Trust), and (2) in any of the Loan Documents;

        (e) all costs, expenses, losses, damages and other charges sustained or incurred by Lender because of: (1) the default by Guarantor or Borrower in payment or performance, as the case may be, of any provision contained in any of the Loan Documents; (2) defense of actions instituted by Guarantor or Borrower or a third party against Lender arising out of or related to the Loan or in the realizing upon, protecting, perfecting or defending the Property or the Collateral described in the Deed of Trust; or (3) actions brought or defended by Lender in enforcing its security interest in the Property or the Collateral described in the Deed of Trust. All of these costs and expenses include reasonable attorneys' fees and paralegals' fees, whether incurred with respect to collection, litigation, bankruptcy proceedings, interpretation, dispute, negotiation, trial, appeal, defensive actions instituted by a third party against mortgagee, or enforcement or any judgment based upon any of the Loan Documents, whether or not suit is brought to collect such amounts or to enforce such rights or, if brought, is prosecuted to judgment;

        (f) all costs, expenses, and amounts arising under or pursuant to any indemnity contained within any of the Loan Documents, or in any separate agreement executed by Guarantor or Borrower in favor of Lender;

        (g) the repayment of any other loans or advances, with interest thereon, hereafter made to Borrower (or any successor in interest to Borrower, as the case may be) by Lender when

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the promissory note evidencing the loan or advance specifically states that said note is secured by this Guaranty, together with all extensions, renewals, modifications, amendments and replacements thereof (herein and in the Loan Documents, "Future Advance"); and

        (h) the payment on demand of all Enforcement Costs (as hereinafter defined).

        The obligation of Guarantor hereunder shall in no way be released, impaired, affected, extinguished or diminished by any actions Lender may take or fail to take with respect to the Loan Documents or any collateral security therefor, including, but not limited to, a foreclosure of any such collateral. The obligation of Guarantor to pay Lender shall continue without regard to the number of advances or the amount of any advance made to Borrower or to amounts applied by Lender for the account of Borrower on the Loan from the proceeds of any enforcement action under the Loan Documents, whether by foreclosure or otherwise. Lender shall have the right to determine how, when and what application of payments and credits, if any, derived from the security for this Guaranty or the Loan, shall be made on the Guaranteed Obligations, and this Guaranty shall apply to and secure any ultimate balance of the Guaranteed Obligations that shall remain owing to Lender.

        Anything in this Guaranty to the contrary notwithstanding, Guarantor's liability hereunder shall be conditioned on, and shall arise immediately and automatically upon, the occurrence of an Event of Default.

        3. GUARANTOR'S AGREEMENTS. Guarantor hereby: (i) waives diligence, presentment, protest, notice of dishonor, demands for payment, extension of time of payment, acceptance and notice of acceptance of this Guaranty, non-payment (whether at maturity or otherwise) and indulgences and notices of every kind (except notice of default specifically set forth in the Deed of Trust or in any of the other Loan Documents); (ii) waives, solely for the benefit of Lender and any subsequent holder of this Guaranty, any right of indemnification which Guarantor might have against Borrower or any other guarantor of the Guaranteed Obligations, whether by contract, agreement or operation of law; (iii) consents to any and all waivers, forbearances and extensions of the time of payment of the Note, the Deed of Trust and all of the other Loan Documents; (iv) consents to any and all changes in the terms, covenants and conditions of the Note or any of the other Loan Documents hereafter made or granted to Borrower by Lender; (v) consents to any and all substitutions, exchanges, releases or subordinations of all or any part of the collateral for this Guaranty or for the Loan; (vi) consents to any addition of additional guarantors or the release or substitution of any such guarantor hereunder; (vii) waives the benefit of all appraisement, valuation, marshalling, forbearance, stay, extension, redemption, homestead, exemption and moratorium laws now or hereafter in effect; (viii) waives any defense based on the incapacity, lack of authority, death or disability of any other person or entity or the failure of Lender to file or enforce a claim against the estate of any other person or entity in any administrative, bankruptcy or other proceeding; (ix) waives any defense based on an election of remedies by Lender, whether or not such election may affect in any way the recourse, subrogation or other rights of Guarantor against Borrower or any other person in connection with the Guaranteed Obligations; (x) waives any defense based on the negligence of Lender in administering the Loan and/or the Loan Documents or taking or failing to take any action in connection therewith, or based on the federal Equal Credit Opportunity Acts and applicable regulations or the Equal Credit Opportunity Acts and applicable regulations of any state

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including without limitation the States of Maryland and Illinois; (xi) to the extent permitted by applicable law, waives any defense based on the failure of Lender to (a) provide notice to Guarantor of a sale or other disposition (including any collateral sale pursuant to the Uniform Commercial Code) of any of the security for any of the Guaranteed Obligations, or (b) conduct such a sale or disposition in a commercially reasonable manner; (xii) waives the defense of expiration of any statute of limitations affecting the liability of Guarantor hereunder or the enforcement hereof, (xiii) waives any other defenses of Guarantor to the Guaranteed Obligations, including any claim of offset or counterclaim by Guarantor of loss of contribution from any co-guarantor with respect thereto, and (xiv) waives any right to file any "Claim" (as hereinafter defined), other than a compulsory counterclaim, as part of, and any right to request consolidation of any action or proceeding relating to a Claim with, any action or proceeding filed or maintained by Lender to collect any indebtedness of Guarantor to Lender hereunder or to exercise any rights or remedies available to Lender under the Loan Documents, at law, in equity or otherwise. The intention of the foregoing is that Guarantor shall remain liable under this Guaranty as principal notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of Guarantor or a legal or equitable limitation on or diminution of the liability of Guarantor hereunder. It is the intent of the foregoing to have Guarantor waive any and all defenses to payment of the Loan which it may have such that Guarantor is liable to the same extent as if it were maker of the Note immediately upon the occurrence of any Event of Default under any of the Loan Documents. Guarantor hereby agrees not to assert any rights or defenses which arise by reason of structuring the Loan as a loan to Borrower secured by this Guaranty. Guarantor acknowledges that without this agreement, Lender would not make the Loan to Borrower. For purposes of this section, the term "Claim" shall mean any claim, action or cause of action, defense, counterclaim, set-off or right of recoupment of any kind or nature against Lender, its officers, directors, employees, agents or attorneys, in connection with the making, closing, administration, collection or enforcement by Lender of the indebtedness and obligations evidenced by the Note or the other Loan Documents (including, but not limited to, this Guaranty).

        4. SUBORDINATION OF INDEBTEDNESS. All existing and future indebtedness of Borrower to Guarantor, or to any entity owned and/or controlled by Guarantor (herein referred to as an "Affiliate"), is hereby subordinated to the Guaranteed Obligations. So long as this Guaranty is in effect, upon a default under any of the Loan Documents which continues beyond the expiration of any applicable grace period provided therein, without the prior written consent of Lender, such subordinated indebtedness shall not be paid or withdrawn in whole or in part, nor shall Guarantor cause or permit any Affiliate to accept any payment of or on account of any such indebtedness or as a withdrawal of capital, nor shall Guarantor accept any such payment.

        5. SUBROGATION. Guarantor agrees that it shall have no, and hereby waives, rights of subrogation whatsoever with respect to the Note or to any monies due and unpaid thereon or any collateral securing the same, and all other rights that would result in such Guarantor being deemed a creditor of Borrower under the Federal Bankruptcy Code or any other law, unless and until Lender shall have received payment in full of all sums at any time secured by the Deed of Trust and all of the other Loan Documents.

        6. INDEPENDENT OBLIGATION AND ENFORCEMENT. The obligations of Guarantor hereunder shall be, in each instance, absolute and unconditional and independent of the

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obligations of Borrower or any other guarantor. Borrower's liability under the
Note is separate and distinct from Guarantor's liability hereunder and this Guaranty shall in no way limit the liability of Borrower provided for in the Note. Following the occurrence of an Event of Default hereunder or under the Note, Lender may proceed directly against Guarantor (or any other guarantor) to enforce its rights under this or any other guaranty without proceeding against or joining Borrower or any other guarantors. This Guaranty may be independently enforced by Lender without first resorting to or having recourse to the Note, the Deed of Trust or any other Loan Document or the Property or any portion thereof, through foreclosure proceedings or otherwise; provided, however, that nothing herein contained shall prevent Lender from suing on the Note without making Guarantor a party to the suit, or from foreclosing on any of the Loan Documents, or from exercising any other rights thereunder; and, if such suit, foreclosure or other remedy is availed of, only the net proceeds therefrom, after deduction of all charges and expenses of every kind and nature whatsoever, shall be applied in reduction of the amount then due on the Note and/or under any other Loan Documents, and Lender shall not be required to institute or prosecute proceedings against Borrower to recover any deficiency as a condition of payment hereunder or enforcement hereof. Guarantor hereby waives any rights it may have to compel Lender to proceed against Borrower or any security or to participate in any security for sums guaranteed hereby. Neither the declaration of a default, nor the exercise of any remedy against Borrower, nor the sale, enforcement or realization of any security for the Note, shall in any way affect any Guarantor's obligations hereunder, even though rights which such Guarantor may have against Borrower or others may be destroyed, diminished or otherwise affected by such action. At any sale of the security or collateral for the Note or any part thereof, whether by foreclosure or otherwise, Lender in its sole discretion may purchase all or any part of such collateral so sold or offered for sale for its own account and may apply against the amount bid therefor an equal amount out of the balance due it pursuant to the terms of the Note and the other Loan Documents. Any amount received by Lender from whatever source may be applied by it towards the payment of the Note, sums due under the Deed of Trust or any of the other Loan Documents, expenses incurred in the collection of the indebtedness and expenses incurred in the protection or preservation of the priority and security of its lien, in such order of application as Lender may from time to time elect in its sole discretion.

        7. RELEASES AND IMPAIRMENT. Guarantor agrees that its obligation to make payment in accordance with the terms of this Guaranty shall not be impaired, modified, changed, released or limited, in any manner whatsoever, by any impairment, modification, change, release or limitation of the liability of Borrower or its estate resulting from the operation of any present or future provision of any federal, state or local bankruptcy or insolvency laws, or from the decision of any court, and shall not be impaired, modified, changed, released or limited by the release from this Guaranty of any other guarantor. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment of the Guaranteed Obligations, or any portion thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Lender, whether as a "preferential transfer", "voidable preference", "fraudulent conveyance" or otherwise, all as though Guarantor never made the payment so restored, returned or rescinded or the portion of the payment which exceeds the reduced amount thereof. Guarantor promptly shall file in any bankruptcy or other proceeding in which the filing of claims is required by law, all claims and proofs of Claims that Guarantor may have against Borrower or any other guarantor and hereby assigns to Lender or its nominee (and will, upon request of Lender, reconfirm in writing the assignment to Lender or its nominee of) all rights of

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Guarantor under such claims. If Guarantor does not file any such claim, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor, or in Lender's discretion, to assign the claim to a designee and cause proof of claim to be filed in the name of Lender's designee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the full amount thereof and, to the full extent necessary for that purpose, Guarantor hereby assigns to Lender all of Guarantor's rights to any such payments or distributions to which Guarantor would otherwise be entitled. In the event (a) Borrower, Guarantor or any other guarantor shall (i) file, voluntarily or be filed against involuntarily, for protection under the U.S. Bankruptcy Code, or (ii) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, and (b) the automatic stay imposed by the applicable provisions of the U.S. Bankruptcy Code, against the exercise of the rights and remedies otherwise available to creditors of Borrower or such other guarantor is deemed by the court having jurisdiction to apply to Guarantor who is not in bankruptcy so that such Guarantor is not permitted to pay Lender the Guaranteed Obligations and/or Lender may not immediately enforce the terms of this Guaranty, Lender shall immediately be entitled, and Guarantor hereby consents, to relief from such stay, and Guarantor hereby authorizes and directs Lender to present this Guaranty to the applicable court to evidence this agreement and consent. Guarantor hereby waives all rights it may have at law or in equity (including, without limitation, any law subrogating Guarantor to the rights of Lender) to seek contribution, indemnification, or any other form of reimbursement from Borrower, any other guarantor or any other person now or hereafter primarily or secondarily liable for any obligations of Borrower to Lender, for any disbursement made by Guarantor under or in connection with this Guaranty or otherwise.

        8. BENEFIT. This Guaranty may be assigned or transferred in whole or in part by Lender to any purchaser of the Note or an interest therein, and the benefit of this Guaranty shall automatically pass with a transfer or assignment of any portion of the Note to any subsequent owner or holder. Guarantor agrees that this Guaranty shall inure to the benefit of and may be enforced by Lender, its participants, successors and assigns, and all references to Lender herein shall be deemed to include any participant, successor or assign of Lender or any subsequent owner or holder of or participant in the Note.

        9. DELEGATION. Guarantor's obligations hereunder shall not be assigned or delegated.

        10. NO ORAL CHANGE. This Guaranty may not be changed orally, and no obligation of Guarantor can be released or waived by Lender or any subsequent owner or holder of the Note except by a writing signed by the owner or holder of the Note.

        11. COSTS OF ENFORCEMENT. If: (a) this Guaranty or any of the Loan Documents is placed in the hands of an attorney for collection or is collected through any legal proceeding; (b) an attorney is retained to represent Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Guaranty or any of the Loan Documents; (c) an attorney is retained to protect or enforce this Guaranty or any of the Loan Documents or to provide advice or other representation with respect hereto or to any of the Loan Documents; or (d) an attorney is retained to represent Lender in any other proceedings whatsoever in connection with the enforcement or protection of this Guaranty or any of the Loan Documents, then Guarantor shall pay to Lender upon demand all reasonable attorneys' fees,

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costs and expenses, including, without limitation, court costs, filing fees, recording costs, expenses of foreclosure, title insurance premiums, survey costs, minutes of foreclosure, and all other costs and expenses, incurred in connection therewith (all of which are referred to herein as "Enforcement Costs"), in addition to all other amounts due hereunder or under any of the Loan Documents.

        12.     Deleted.

        13. SUCCESSORS AND ASSIGNS; GENDER. Guarantor agrees that this Guaranty shall be binding upon and enforceable against Guarantor and its successors and assigns. The use of any gender shall be applicable to all genders.

        14. SEVERABILITY. Should any one or more of the terms or provisions of this Guaranty be determined to be illegal or unenforceable, at the option of Lender, all other terms and provisions hereof nevertheless shall remain effective and shall be enforced to the fullest extent permitted by law.

        15.     GOVERNING LAW, CONSENT TO JURISDICTION AND WAIVERS.

        (a) Guarantor agrees that (i) this instrument and the rights and obligations of all parties hereunder shall be governed by and construed under the laws of the State of Maryland; (ii) the obligation evidenced by the Note is an exempted transaction under the Truth-in-Lending Act, 15 U.S.C. Section 1601, ET SEQ. (1982); and (iii) said obligation constitutes a business loan for the purpose of the application of any laws that distinguish between consumer loans and business loans and that have as their purpose the protection of consumers in the States of Maryland and Illinois.

        (b) Guarantor hereby submits to personal jurisdiction in the State of Maryland for the enforcement of this Guaranty and waives any and all personal rights to object to such jurisdiction for the purposes of litigation to enforce this Guaranty. In the event such litigation is commenced at any time when Guarantor is not permanently domiciled in the State of Maryland, Guarantor agrees that service of process may be made and personal jurisdiction over Guarantor obtained, by service of a copy of the summons, complaint, and other pleadings required to commence such litigation upon an appointed Agent for Service of Process in the State of Maryland, which Agent Guarantor hereby designates to be:

                The Corporation Trust Incorporated
                300 East Lombard Street
                Baltimore, Maryland 21202

Guarantor agrees that this appointment of an agent for service of process is made for the mutual benefit of Guarantor and Lender and may not be revoked or changed without Lender's consent, which consent shall not be unreasonably withheld. Guarantor hereby agrees and consents that any such service of process upon such agent shall be taken and held to be valid personal service upon Guarantor whether or not Guarantor shall be then physically present, residing within, or doing business within the State of Maryland, and that any such service of process shall be of the same force and validity as if service were made upon Guarantor when physically present, residing within, or doing business in the State of Maryland. Guarantor waives all claim of error

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by reason of any such service. Guarantor hereby consents to the jurisdiction of either the Circuit Court of Ann Arundel County, Maryland, or the United States District Court for the District of Maryland, in any action, suit, or proceeding which Lender may at any time wish to file in connection with this Guaranty or any related matter. Guarantor hereby agrees that an action, suit, or proceeding to enforce this Guaranty may be brought in any State or Federal Court in the State of Maryland and hereby waives any objection which Guarantor may have to the laying of the venue of any such action, suit, or proceeding in any such Court; provided, however, that if jurisdiction does not lay in either of the courts described above, the provisions of this Paragraph shall not be deemed to preclude Lender from filing any such action, suit, or proceeding in any other appropriate forum.

        16. EVENT OF DEFAULT. Lender's right to enforce this Guaranty shall be conditioned upon (i) Guarantor's failure to comply with any of the terms and conditions hereunder or (ii) the occurrence of an "Event of Default" under and as defined in the Note, the Deed of Trust and/or under any of the other Loan Documents.

        Any notice given to Borrower under the Note shall be deemed to have also been given to Guarantor hereunder such that it shall not be necessary to give separate notice to Guarantor. All grace periods under the Note, Deed of Trust, Loan Documents, and/or this Guaranty shall run concurrently such that once any grace period has expired without the curing of the default in question, Lender shall be entitled to exercise any and all of the rights and remedies granted under the Note, Deed of Trust, Loan Documents and this Guaranty without the necessity of issuing any further notice or the granting of any further grace periods.

        17. NOTICES. Any notice, demand, statement or request required under this Guaranty shall be in writing and shall be (a) hand-delivered, (b) sent by United States express mail or by private overnight courier, or (c) served by certified mail postage prepaid, return receipt requested, to the appropriate address set forth above. Notices served as provided in (a) and (b) shall be deemed to be effective upon delivery. Any notice served by certified mail shall be deposited in the United States mail with postage thereon fully prepaid and shall be deemed effective on the day of actual delivery as shown by the addressee's return receipt or the expiration of three business days after the date of mailing, whichever is earlier in time. Any of the parties may change their address or to whom a copy should be sent by specifying such change(s) in a written notice to all other parties, given in accordance with the provisions hereof, such change of notice to be effective ten (10) days after receipt thereof. Guarantor hereby requests that any notice, demand, request or other communication (including any notice of an Event of Default and notice of sale as may be required by law) desired to be given or required pursuant to the terms hereof be addressed to Guarantor as follows:

                        Towson Circle LLC
                        2901 Butterfield Road
                        Oakbrook, Illinois 60523
                        Attention: Roberta Matlin

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                With a copy to:

                        The Inland Real Estate Group, Inc.
                        2901 Butterfield Road
                        Oakbrook, Illinois 60523
                        Attention: General Counsel

        All notices and other communications to Lender shall be addressed as follows:

                        c/o Allstate Investments, LLC
                        Allstate Plaza South, Suite G5C
                        3075 Sanders Road
                        Northbrook, Illinois 60062
                        Attention:   Commercial Mortgage Division
                                     Servicing Manager

                With a copy to:

                        c/o Allstate Investments, LLC
                        Allstate Plaza South, Suite G5A
                        3075 Sanders Road
                        Northbrook, Illinois 60062
                        Attention:   Investment Law Division

        18. TERMINATION. The obligations of Guarantor hereunder shall terminate only upon the repayment in full of the Guaranteed Obligations, subject to the provisions of Paragraph 7 hereof, and the payment of all other sums due Lender hereunder pursuant to Paragraph 11.

        19. NONRECOURSE. Guarantor's obligations hereunder shall be subject to Section 3.11 of the Deed of Trust.

        20. WAIVER OF JURY TRIAL. IN THE EVENT OF ANY LITIGATION WITH RESPECT TO THIS GUARANTY OR ANY OF THE LOAN DOCUMENTS OR ANY MATTER RELATING TO THE LOAN, GUARANTOR AND, BY THE ACCEPTANCE OF THIS GUARANTY, LENDER HEREBY COVENANT AND AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND GUARANTOR AND LENDER, BY THE ACCEPTANCE OF THIS GUARANTY, HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY GUARANTOR AND LENDER, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. LENDER AND GUARANTOR ARE HEREBY AUTHORIZED TO SUBMIT THIS GUARANTY TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE FOREGOING WAIVER OF THE RIGHT TO JURY TRIAL.

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FURTHER, GUARANTOR AND LENDER, BY THE ACCEPTANCE OF THIS GUARANTY, HEREBY
CERTIFY THAT NEITHER OF THEM NOR ANY OF THEIR REPRESENTATIVES OR AGENTS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO THE OTHER THAT IT WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

        21. HEADINGS. The headings used herein are for purposes of convenience only and should not be used in construing provisions hereof.

        22. COUNTERPARTS; TIME IS OF THE ESSENCE. This Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which when taken together shall constitute one and the same instrument. This Guaranty shall become effective when one or more counterparts, individually or taken together, shall have been executed by all of the parties hereto. Time is of the essence of this Guaranty and each covenant and provision hereof.

        23. ENTIRE AGREEMENT. This Guaranty constitutes the entire agreement and supersedes all prior agreements and understanding, both written and oral, between the parties with respect to the subject matter contained in this Guaranty.

        24. RELATED AGREEMENT. This Guaranty is one of the Related Agreements and Loan Documents.

                                 *  *  *  *  *

                            [Signature Page Follows]

        IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty under seal as its free act and deed for the purposes herein contained as of the day and year hereinabove first written.

                                TOWSON CIRCLE LLC,
                                a Maryland limited liability company

                                By: /s/ Steven P. Grimes
                                   --------------------------------------
                                Name:   Steven P. Grimes
                                      -----------------------------------
                                        Authorized Person

                                       11
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STATE OF Illinois       )
                        ) SS.
COUNTY OF Cook          )

        I, the undersigned, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY, that Steven P. Grimes, the Authorized Person for TOWSON CIRCLE LLC, a Maryland limited liability company, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such authorized person he/she signed and delivered the said instrument as his/her free and voluntary act and deed and as the free and voluntary act and deed of said entity in the capacity indicated, for the uses and purposes therein set forth.

        GIVEN under my hand and notarial seal this 15th day of July, 2004.

(SEAL)
                                        /s/ Elizabeth Ann Irving
                                        ------------------------------------
                                                 "OFFICIAL SEAL"
                                              ELIZABETH ANN IRVING
                                        NOTARY PUBLIC STATE OF ILLINOIS
My commission expires:                  My Commission Expires 11/14/2004

  11-14-2004
----------------------------